UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): June 27, 2008


                            FEDERAL TRUST CORPORATION
             (Exact name of registrant as specified in its charter)


         Florida                    001-31724                  59-2935028
         -------                    ---------                  ----------
(State or other jurisdiction  Commission File Number        (I.R.S. Employer
      of incorporation)                                    Identification No.)


                  312 West First Street
                      Sanford, Florida                            32771
                      ----------------                            -----
           (address of principal executive offices)             (zip code)

                                 (407) 323-1833
                                 --------------
              (Registrant's telephone number, including areas code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))




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FORWARD-LOOKING STATEMENTS

         This current report contains forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning.

         These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to strategic objectives, anticipated financial results, future business prospects and decisions that are subject to change.

         The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

         o general economic conditions, either nationally or in our market areas, that are worse than expected;

         o        changes  in  laws  or  government   regulations   or  policies
                  affecting   financial   institutions,   including  changes  in
                  regulatory fees and capital requirements;

         o        competition among depository and other financial institutions;

         o inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;

         o        adverse changes in the securities markets; and

         o        changes in our organization, compensation and benefit plans.

         Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

ITEM 3.03.        Material Modifications to Rights of Security Holders
                  ----------------------------------------------------

         See Item 8.01 regarding restrictions on payment of dividends and similar distributions with respect to holders of trust preferred securities and capital stock.

ITEM 8.01.        Other Events
                  ------------

         On June 27, 2008, Federal Trust Corporation (the "Registrant") filed a post-effective amendment relating to its offering of shares of common stock in a rights offering and related offering to certain institutional investors and high net worth individuals with whom the Company has previously entered into standby purchase agreements. At a later date, the Company expects to announce the record date with respect to the rights offering and the exchange ratio for the rights offering.

         A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. For further information regarding Federal Trust Corporation, please read the reports the Registrant files with the SEC and that are available at www.sec.gov. Press Releases and other information about the Registrant can be found on PR Newswire at http://www.prnewswire.com or at the Federal Trust's website at http://www.federaltrust.com. For more information, or to obtain the registration statement relating to these securities, please contact: Marcia Zdanys, Corporate Secretary/Investor Relations at (407) 323-8133.

         On June 27, 2008, the Registrant filed amendments to its Annual Report on Form 10-K for the year ended December 31, 2007 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2008. These amendments were filed to revise certain regulatory capital ratios and the estimate of the Registrant's allowable deferred tax asset, for regulatory capital purposes, as of December 31, 2007 and March 31, 2008, and related disclosures. The revisions had no effect on the Registrant's total consolidated assets or stockholders' equity at December 31, 2007 or March 31, 2008 and no effect on the consolidated net loss or loss per share as reported for the year ended December 31, 2007 or the quarter ended March 31, 2008.

         On June 27, 2008, and in accordance with the terms of the Indenture governing the debentures issued by the Registrant to Federal Trust Statutory Trust I (the "Trust"), the Registrant notified the trustee of the Trust of the Registrant's intention to defer its interest payments on the debentures. As a result, the Trust will defer its payments of dividends on the $5.0 million of trust preferred securities it originally issued to investors in September 2003. The next dividend payment would have been made September 17, 2008, in an aggregate amount of approximately $76,000. The Indenture permits the Registrant to defer its interest payments on the debentures for up to 20 consecutive quarters. Until the interest payments resume, the Indenture prohibits the Registrant from making certain payments on or repurchases of its capital stock or repaying principal or interest on or repurchasing or redeeming certain debt securities. These restrictions would not restrict the Registrant from conducting its stock offerings as described above. Such notification was made to the trustee in connection with the previously disclosed restriction by the Office of Thrift Supervision on the Registrant's ability to make payments to third parties in excess of $5,000. The Registrant may not resume interest payments on the debentures until it receives prior regulatory approval from the Office of Thrift Supervision, and the Registrant anticipates that it would not request such approval unless it completes its stock offering, described above, or otherwise raises additional capital as required by the terms of the Cease and Desist Order entered into by the Registrant with the Office of Thrift Supervision, as described in previous filings with the Securities and Exchange Commission.

ITEM 9.01.        Financial Statements and Exhibits
                  ---------------------------------

         None.

                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   June 27, 2008
                                                  Federal Trust Corporation
                                                  -----------------------------
                                                  (Registrant)


                                                  By:\s\ Dennis T. Ward
                                                     ---------------------------
                                                     Dennis T. Ward
                                                     President and
                                                     Chief Executive Officer